UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 29

Date of reporting period: February 28, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2021

WESTERN ASSET

SMASh SERIES C FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series C Fund for the twelve-month reporting period ended February 28, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2021

II	Western Asset SMASh Series C Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund invests in a portfolio of debt obligations of various maturities. Under normal market conditions, the Fund expects to invest primarily in corporate obligations and in derivatives and other instruments relating to such investments. The Fund currently limits its investments to U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) debt obligations. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC, the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the reporting period?

A. Fixed income markets posted positive total results over the twelve-month reporting period ended February 28, 2021. However, some spread sectors (non-Treasuries) lagged similar duration Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. The spread sectors generally outperformed in the latter stages of the reporting period, as

Western Asset SMASh Series C Fund 2021 Annual Report	1

Fund overview (cont’d)

continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii policy and news of effective COVID-19 vaccines triggered increased investor risk appetite. Additionally, during the latter months of the reporting period, Treasuries sold off in early 2021 as a new outlook for increased fiscal spending under a Democrat-controlled U.S. federal government turbo-charged fears of higher growth and inflation.

Both short- and long-term U.S. Treasury yields moved sharply lower during the initial months of the reporting period but began to drift higher during the latter part of the period. The yield for the two-year Treasury note began the reporting period at 0.86%, which marked the high for the period. The low for the period of 0.09% occurred on February 5, 2021, before ending the period at 0.14%. The yield for the ten-year Treasury began the reporting period at 1.13% and ended at 1.44%. The low for the reporting period was 0.52% on August 4, 2020 and the high of 1.54% occurred on February 25, 2021.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 1.38% for the twelve months ended February 28, 2021. Comparatively, the Bloomberg Barclays U.S. Credit Indexiv returned 2.36% over the same period.

Q. How did you respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to both investment-grade and high-yield corporate bonds, as well as its cash position. In contrast, we reduced the Fund’s exposures to emerging market sovereigns and corporates.

U.S. Treasury futures and interest rate swaps were used to manage duration and yield curvev exposure and, in aggregate, contributed to performance during the reporting period. Investment-grade index swaps, which were used to manage the Fund’s investment-grade corporate bond exposure, contributed to results.

Performance review

For the twelve months ended February 28, 2021, Western Asset SMASh Series C Fund returned 3.98%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned 2.36% for the same period.

Performance Snapshot as of February 28, 2021 (unaudited)
	6 months	12 months
Western Asset SMASh Series C Fund	3.16%	3.98%
Bloomberg Barclays U.S. Credit Index	-0.47%	2.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

2	Western Asset SMASh Series C Fund 2021 Annual Report

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2020, the gross total annual fund operating expense ratio for the Fund was 0.03%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2022, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its quality biases. In particular, we added BBB-rated bond exposure at the end of March and April 2020, which rallied significantly in subsequent months. Elsewhere, security selection, overall, was additive for performance, largely due to issuer tilts within the banking, consumer cyclical1, and consumer non-cyclical2 sectors. Duration and yield curve positioning were marginally beneficial as well.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Western Asset SMASh Series C Fund 2021 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its sector positioning. In particular, an overweight to the underperforming Energy sector was the largest detractor from a sector perspective. Elsewhere, a number of individual investment-grade corporate bonds were headwinds for returns.

Thank you for your investment in Western Asset SMASh Series C Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 19, 2021

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2021 were: Financials (16.9%), Sovereign Bonds (13.1%), Energy (9.8%) and Health Care (9.1%) and Asset-Backed Securities (6.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset SMASh Series C Fund 2021 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset SMASh Series C Fund 2021 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2021 and February 29, 2020 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset SMASh Series C Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2020 and held for the six months ended February 28, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
3.16%	$1,000.00	$1,031.60	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2021.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series C Fund 2021 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/21	3.98%
Five Years Ended 2/28/21	5.88
Ten Years Ended 2/28/21	5.31

Cumulative total returns[1]
2/28/11 through 2/28/21	67.77%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series C Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series C Fund vs. Bloomberg Barclays U.S. Credit Index† — February 2011 - February 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series C Fund on February 28, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2021. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index (the “Index”) is an index composed of corporate and noncorporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series C Fund 2021 Annual Report	9

Schedule of investments

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 65.6%
Communication Services — 5.5%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Senior Notes	3.800%	2/15/27	$500,000	$562,698
AT&T Inc., Senior Notes	2.300%	6/1/27	1,680,000	1,741,235
AT&T Inc., Senior Notes	1.650%	2/1/28	3,710,000	3,647,850
AT&T Inc., Senior Notes	2.250%	2/1/32	620,000	595,860
AT&T Inc., Senior Notes	3.100%	2/1/43	8,640,000	8,123,873
AT&T Inc., Senior Notes	4.350%	6/15/45	352,000	389,447
AT&T Inc., Senior Notes	3.500%	9/15/53	185,000	170,023	(a)
AT&T Inc., Senior Notes	3.550%	9/15/55	1,688,000	1,552,790	(a)
AT&T Inc., Senior Notes	3.650%	9/15/59	1,798,000	1,661,054	(a)
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	1,150,000	1,392,890
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	330,000	360,441
Verizon Communications Inc., Senior Notes	0.850%	11/20/25	250,000	246,531
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	370,000	426,851
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	150,000	162,899
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	518,000	603,171
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	380,000	408,051
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	780,000	744,048
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	980,000	1,169,923
Verizon Communications Inc., Senior Notes	4.400%	11/1/34	450,000	534,379
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	1,320,000	1,698,260
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	1,830,000	1,712,731
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	100,000	110,049
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	2,000,000	2,471,343
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	4,060,000	5,470,164

See Notes to Financial Statements.

10	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	$1,400,000	$1,651,702
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	3,000,000	3,283,767
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	2,710,000	2,467,140
Total Diversified Telecommunication Services				43,359,170
Interactive Media & Services — 0.1%
Alphabet Inc., Senior Notes	0.450%	8/15/25	210,000	207,153
Alphabet Inc., Senior Notes	0.800%	8/15/27	380,000	369,733
Alphabet Inc., Senior Notes	1.100%	8/15/30	450,000	425,208
Alphabet Inc., Senior Notes	2.050%	8/15/50	710,000	612,689
Total Interactive Media & Services				1,614,783
Media — 2.2%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	120,000	125,595
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	600,000	685,204
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,000,000	1,121,641
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	2,000,000	2,348,413
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	120,000	159,539
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	4,870,000	5,835,770
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	400,000	537,305
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	4,600,000	5,679,388
Comcast Corp., Senior Notes	3.950%	10/15/25	2,820,000	3,177,506
Comcast Corp., Senior Notes	3.300%	4/1/27	500,000	553,709
Comcast Corp., Senior Notes	4.150%	10/15/28	1,220,000	1,419,923

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	11

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	3.400%	4/1/30	$280,000	$311,524
Comcast Corp., Senior Notes	4.250%	10/15/30	6,000,000	7,075,510
Comcast Corp., Senior Notes	4.700%	10/15/48	1,940,000	2,465,273
Comcast Corp., Senior Notes	3.450%	2/1/50	3,000,000	3,184,129
Fox Corp., Senior Notes	5.476%	1/25/39	2,000,000	2,570,983
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	70,000	95,352
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,720,000	2,463,945
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	140,000	193,479
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	1,310,000	1,673,026
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	61,395
Total Media				41,738,609
Wireless Telecommunication Services — 1.0%
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	100,000	110,252	(a)
T-Mobile USA Inc., Senior Secured Notes	2.050%	2/15/28	170,000	168,575	(a)
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	9,150,000	10,071,130	(a)
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	540,000	537,673	(a)
T-Mobile USA Inc., Senior Secured Notes	2.250%	11/15/31	2,820,000	2,713,616	(a)
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	270,000	304,290	(a)
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	1,720,000	1,616,121	(a)
T-Mobile USA Inc., Senior Secured Notes	3.300%	2/15/51	780,000	723,481	(a)
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	1,895,000	2,460,849
Total Wireless Telecommunication Services				18,705,987
Total Communication Services				105,418,549
Consumer Discretionary — 3.0%
Automobiles — 0.5%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	90,000	90,674	(a)
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	300,000	305,535
General Motors Co., Senior Notes	5.150%	4/1/38	220,000	263,375
General Motors Co., Senior Notes	6.250%	10/2/43	1,000,000	1,345,777
General Motors Co., Senior Notes	5.200%	4/1/45	1,000,000	1,194,748
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	260,000	293,217
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	1,070,000	1,125,651	(a)

See Notes to Financial Statements.

12	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	$2,190,000	$2,333,669	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	2,000,000	2,215,134	(a)
Total Automobiles				9,167,780
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	1,110,000	1,166,080
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	4,920,000	5,102,277
McDonald’s Corp., Senior Notes	3.300%	7/1/25	200,000	218,662
McDonald’s Corp., Senior Notes	1.450%	9/1/25	80,000	81,552
McDonald’s Corp., Senior Notes	3.700%	1/30/26	660,000	737,409
McDonald’s Corp., Senior Notes	3.500%	3/1/27	470,000	523,781
McDonald’s Corp., Senior Notes	3.500%	7/1/27	280,000	313,154
McDonald’s Corp., Senior Notes	3.800%	4/1/28	150,000	170,068
McDonald’s Corp., Senior Notes	3.625%	9/1/49	60,000	64,535
McDonald’s Corp., Senior Notes	4.200%	4/1/50	5,000,000	5,885,215
Sands China Ltd., Senior Notes	4.600%	8/8/23	310,000	332,838
Sands China Ltd., Senior Notes	5.125%	8/8/25	500,000	559,978
Sands China Ltd., Senior Notes	5.400%	8/8/28	1,000,000	1,149,420
Total Hotels, Restaurants & Leisure				16,304,969
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.350%	4/1/23	864,000	909,360
Internet & Direct Marketing Retail — 0.6%
Amazon.com Inc., Senior Notes	1.200%	6/3/27	1,860,000	1,853,390
Amazon.com Inc., Senior Notes	3.150%	8/22/27	500,000	554,522
Amazon.com Inc., Senior Notes	1.500%	6/3/30	1,730,000	1,687,098
Amazon.com Inc., Senior Notes	3.875%	8/22/37	510,000	603,790
Amazon.com Inc., Senior Notes	4.050%	8/22/47	500,000	597,370
Amazon.com Inc., Senior Notes	2.500%	6/3/50	5,480,000	5,076,338
Amazon.com Inc., Senior Notes	4.250%	8/22/57	120,000	150,083
Amazon.com Inc., Senior Notes	2.700%	6/3/60	1,580,000	1,462,952
Total Internet & Direct Marketing Retail				11,985,543
Specialty Retail — 0.4%
Home Depot Inc., Senior Notes	3.300%	4/15/40	1,050,000	1,139,808
Home Depot Inc., Senior Notes	3.350%	4/15/50	5,110,000	5,455,439
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	1,200,000	1,428,607
Target Corp., Senior Notes	2.250%	4/15/25	70,000	73,769
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	190,000	208,595
Total Specialty Retail				8,306,218

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	13

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Textiles, Apparel & Luxury Goods — 0.6%
NIKE Inc., Senior Notes	2.400%	3/27/25	$160,000	$169,817
NIKE Inc., Senior Notes	3.375%	3/27/50	9,920,000	10,880,412
Total Textiles, Apparel & Luxury Goods				11,050,229
Total Consumer Discretionary				57,724,099
Consumer Staples — 3.2%
Beverages — 0.8%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	1,640,000	1,819,963
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,660,000	1,888,272
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	420,000	497,113
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	270,000	298,670
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	410,000	477,982
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	550,000	635,303
Coca-Cola Co., Senior Notes	2.950%	3/25/25	20,000	21,692
Coca-Cola Co., Senior Notes	3.375%	3/25/27	2,750,000	3,080,434
Coca-Cola Co., Senior Notes	2.500%	6/1/40	130,000	126,958
Coca-Cola Co., Senior Notes	2.600%	6/1/50	2,400,000	2,274,338
PepsiCo Inc., Senior Notes	2.250%	3/19/25	60,000	63,400
PepsiCo Inc., Senior Notes	4.000%	3/5/42	1,010,000	1,199,063
PepsiCo Inc., Senior Notes	3.625%	3/19/50	2,090,000	2,369,382
Total Beverages				14,752,570
Food & Staples Retailing — 0.3%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	390,000	393,261
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	400,000	391,559
Costco Wholesale Corp., Senior Notes	1.750%	4/20/32	1,250,000	1,226,314
Walmart Inc., Senior Notes	3.400%	6/26/23	180,000	192,493
Walmart Inc., Senior Notes	3.700%	6/26/28	3,050,000	3,498,061
Walmart Inc., Senior Notes	4.300%	4/22/44	753,000	949,222
Total Food & Staples Retailing				6,650,910
Food Products — 0.2%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	839,000	933,686
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	200,000	242,217
Mars Inc., Senior Notes	3.200%	4/1/30	2,000,000	2,213,778	(a)

See Notes to Financial Statements.

14	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
Mondelez International Holdings Netherlands BV, Senior Notes	2.125%	9/19/22	$320,000	$328,761	(a)
Mondelez International Inc., Senior Notes	2.125%	4/13/23	110,000	113,880
Total Food Products				3,832,322
Household Products — 0.0%††
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	90,000	98,182
Tobacco — 1.9%
Altria Group Inc., Senior Notes	4.400%	2/14/26	125,000	142,495
Altria Group Inc., Senior Notes	4.800%	2/14/29	304,000	356,723
Altria Group Inc., Senior Notes	2.450%	2/4/32	580,000	563,655
Altria Group Inc., Senior Notes	3.400%	2/4/41	1,050,000	986,754
Altria Group Inc., Senior Notes	5.950%	2/14/49	6,000,000	7,677,350
BAT Capital Corp., Senior Notes	3.557%	8/15/27	17,250,000	18,744,170
BAT Capital Corp., Senior Notes	4.540%	8/15/47	1,000,000	1,027,361
Cargill Inc., Senior Notes	1.375%	7/23/23	370,000	379,077	(a)
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	370,000	381,944
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	930,000	962,118
Reynolds American Inc., Senior Notes	5.850%	8/15/45	4,150,000	4,950,809
Total Tobacco				36,172,456
Total Consumer Staples				61,506,440
Energy — 9.8%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	89,000	99,206
Oil, Gas & Consumable Fuels — 9.8%
Apache Corp., Senior Notes	4.375%	10/15/28	1,000,000	1,016,500
Apache Corp., Senior Notes	4.250%	1/15/30	200,000	202,451
Apache Corp., Senior Notes	5.100%	9/1/40	2,000,000	2,044,410
BP Capital Markets America Inc., Senior Notes	2.937%	4/6/23	50,000	52,703
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	110,000	119,933
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	12,900,000	12,012,404
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	500,000	565,406
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	4,800,000	5,092,065	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	2,446,000	2,634,384	(a)
Chevron Corp., Senior Notes	2.954%	5/16/26	3,440,000	3,731,513

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	15

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Chevron Corp., Senior Notes	2.978%	5/11/40	$230,000	$236,780
Chevron Corp., Senior Notes	3.078%	5/11/50	3,070,000	3,070,768
Chevron USA Inc., Senior Notes	3.850%	1/15/28	220,000	251,400
Chevron USA Inc., Senior Notes	6.000%	3/1/41	100,000	142,549
Chevron USA Inc., Senior Notes	4.950%	8/15/47	480,000	621,346
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,740,000	1,920,974
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	1,730,000	1,944,310
ConocoPhillips, Senior Notes	3.750%	10/1/27	1,360,000	1,534,977	(a)
ConocoPhillips, Senior Notes	4.300%	8/15/28	580,000	675,000	(a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	120,000	176,422
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,030,000	1,085,074
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,450,000	1,699,471
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,220,000	2,712,134
Devon Energy Corp., Senior Notes	4.750%	5/15/42	750,000	842,846
Devon Energy Corp., Senior Notes	5.000%	6/15/45	430,000	503,619
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	1,320,000	1,388,736
Ecopetrol SA, Senior Notes	5.875%	5/28/45	10,050,000	10,889,979
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	2,920,000	3,065,443
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	190,000	216,711
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	550,000	638,268
Energy Transfer Operating LP, Senior Notes	3.750%	5/15/30	3,260,000	3,448,550
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	2,290,000	2,742,290
Energy Transfer Operating LP, Senior Notes	5.000%	5/15/50	750,000	795,982
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	1,710,000	1,969,174
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	450,000	484,714
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	3,900,000	4,100,888
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	200,000	234,832
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	130,000	131,598

See Notes to Financial Statements.

16	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	$2,350,000	$2,429,351
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,250,000	5,954,919
EOG Resources Inc., Senior Notes	4.375%	4/15/30	2,130,000	2,502,986
EOG Resources Inc., Senior Notes	4.950%	4/15/50	8,550,000	10,844,249
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	90,000	92,281
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,300,000	1,402,931
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	620,000	673,097
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	1,490,000	1,667,553
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	2,060,000	2,321,524
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	60,000	70,931
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	7,000,000	7,196,529
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	11,740,000	15,109,380	(a)
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	1,660,000	1,897,342
MPLX LP, Senior Notes	4.125%	3/1/27	550,000	616,306
MPLX LP, Senior Notes	4.800%	2/15/29	200,000	234,208
MPLX LP, Senior Notes	5.500%	2/15/49	510,000	620,619
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	360,000	350,795
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	2,640,000	2,821,949
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,500,000	1,458,285
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	200,000	191,915
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,300,000	2,163,587
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	600,000	706,500
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	200,000	237,500
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	200,000	228,300
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	950,000	851,870
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,360,000	2,862,300
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	450,000	384,188
Pertamina Persero PT, Senior Notes	5.625%	5/20/43	4,500,000	5,216,678	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,000,000	3,393,750
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	3,000,000	3,271,500
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,280,000	2,504,922	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,307,000	1,243,032
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	1,100,000	943,250
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	520,000	516,223

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	17

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	$830,000	$809,651
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	500,000	560,205	(a)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,000,000	1,215,217
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,500,000	1,798,789
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,000,000	1,013,614
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	2,010,000	2,219,133	(a)
Sunoco Logistics Partners Operations LP, Senior Notes	5.300%	4/1/44	40,000	43,497
Sunoco Logistics Partners Operations LP, Senior Notes	5.400%	10/1/47	200,000	219,891
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	2,400,000	2,471,604	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	4,360,000	5,614,694
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	1,000,000	1,073,334
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	3,000,000	3,209,673
Western Midstream Operating LP, Senior Notes	4.350%	2/1/25	1,380,000	1,414,790
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	300,000	312,000
Western Midstream Operating LP, Senior Notes	5.300%	2/1/30	2,680,000	2,908,081
Western Midstream Operating LP, Senior Notes	6.500%	2/1/50	400,000	461,000
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.325%	1/13/23	150,000	147,710	(b)
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	95,000	98,521
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	1,870,000	2,075,156
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	280,000	420,484
WPX Energy Inc., Senior Notes	4.500%	1/15/30	400,000	425,720
Total Oil, Gas & Consumable Fuels				186,490,118
Total Energy				186,589,324

See Notes to Financial Statements.

18	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 16.9%
Banks — 10.3%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	$1,850,000	$2,097,106	(a)
ABN AMRO Bank NV, Subordinated Notes	4.800%	4/18/26	3,200,000	3,681,480	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	1,400,000	1,498,963
Bank of America Corp., Senior Notes	5.000%	1/21/44	2,910,000	3,812,265
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	4,980,000	5,019,972	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	600,000	616,742	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	599,000	661,047	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	500,000	558,729	(b)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	5,000,000	5,822,393	(b)
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	1,010,000	1,156,992
Bank of Montreal, Senior Notes	1.850%	5/1/25	990,000	1,023,342
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	100,000	112,342	(b)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	1,000,000	1,179,114	(b)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	6,800,000	7,899,526	(b)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	890,000	1,039,415	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	2,000,000	2,074,304	(a)(b)
BNP Paribas SA, Senior Notes (3.052% to 1/13/30 then SOFR + 1.507%)	3.052%	1/13/31	5,000,000	5,299,255	(a)(b)
BNP Paribas SA, Subordinated Notes	4.375%	5/12/26	2,000,000	2,264,145	(a)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	11,200,000	12,913,888	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,500,000	2,832,939	(a)
BPCE SA, Subordinated Notes	4.875%	4/1/26	3,300,000	3,808,364	(a)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	19

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Senior Notes	8.125%	7/15/39	$2,190,000	$3,701,732
Citigroup Inc., Senior Notes	4.650%	7/23/48	2,000,000	2,554,147
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	1,820,000	1,866,180	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	3,300,000	3,707,897
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,630,000	1,929,436
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	3,840,000	4,432,422
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	12,960,000	17,683,599
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	363,000	479,685
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	670,000	830,018
Cooperatieve Rabobank UA, Senior Notes	3.950%	11/9/22	600,000	633,961
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	2,520,000	2,789,128
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,750,000	3,109,129
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	3,500,000	3,894,517
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	3,000,000	3,081,328	(a)(b)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	200,000	215,337	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	2,890,000	2,929,615	(a)
Danske Bank A/S, Senior Notes (3.001%to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	200,000	202,546	(a)(b)
Danske Bank A/S, Senior Notes (3.244%to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	2,000,000	2,149,474	(a)(b)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	2,530,000	2,871,631
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	2,390,000	2,675,275
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	200,000	230,683	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	870,000	951,990
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,000,000	1,116,062
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	900,000	928,058	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	270,000	282,507	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,830,000	3,087,540	(a)

See Notes to Financial Statements.

20	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	$930,000	$966,100	(b)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	2,850,000	2,931,201	(b)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	2,790,000	2,850,353	(b)
JPMorgan Chase & Co., Senior Notes (4.032% to 7/24/2047 then 3 mo. USD LIBOR + 1.460%)	4.032%	7/24/48	2,500,000	2,925,995	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	570,000	660,369	(b)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	270,000	318,019	(b)
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	1,330,000	1,541,534
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	850,000	1,118,786
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	600,000	627,668	(b)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	1,000,000	1,009,944
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	4,200,000	4,842,423
Lloyds Banking Group PLC, Subordinated Notes	4.582%	12/10/25	467,000	529,055
Natwest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	217,324	(b)
Natwest Group PLC, Senior Notes (5.076% to 1/27/29 then 3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	4,000,000	4,753,183	(b)
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	870,000	892,584
Santander UK Group Holdings PLC, Senior Notes	2.875%	8/5/21	5,000,000	5,055,999
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	919,000	1,179,874	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	310,000	399,560	(a)
UniCredit SpA, Senior Notes	6.572%	1/14/22	700,000	733,199	(a)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	21

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	$200,000	$237,580	(a)(b)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	780,000	812,792	(b)
Wells Fargo & Co., Senior Notes (3.068% to 4/30/40 then SOFR + 2.530%)	3.068%	4/30/41	5,000,000	5,139,234	(b)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	10,020,000	13,422,819	(b)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	780,000	826,742
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	454,093
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	590,000	763,238
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,590,000	1,904,039
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	3,780,000	4,699,170
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	990,000	1,164,295
Total Banks				196,683,392
Capital Markets — 5.2%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	290,000	298,556
Credit Suisse AG, Senior Notes	3.625%	9/9/24	550,000	605,041
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	12,760,000	14,554,305	( a)(b)
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	340,000	373,990
Goldman Sachs Group Inc., Senior Notes	4.800%	7/8/44	5,000,000	6,477,293
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	5,000,000	6,474,464
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	1,000,000	1,153,342	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,330,000	1,501,019
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,540,000	2,249,195
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,010,000	1,334,351
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	500,000	628,457	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	4/1/21	320,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	465,000	0	*(d)(e)(g)(h)

See Notes to Financial Statements.

22	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	$180,000	$0	*(d)(e)(g)(h)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	3,710,000	3,858,923	(b)
Morgan Stanley, Senior Notes (3.737% to 4/24/23 then 3 mo. USD LIBOR + 0.847%)	3.737%	4/24/24	3,980,000	4,250,717	(b)
Morgan Stanley, Senior Notes (5.597% to 3/24/50 then SOFR + 4.840%)	5.597%	3/24/51	20,000,000	29,028,015	( b)
UBS AG, Senior Notes	1.750%	4/21/22	950,000	965,300	(a)
UBS Group AG, Senior Notes	3.491%	5/23/23	2,080,000	2,157,258	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	2,870,000	3,226,136	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	14,060,000	16,156,047	(a)
UBS Group AG, Senior Notes (3.126% to 8/13/29 then 3 mo. USD LIBOR + 1.468%)	3.126%	8/13/30	4,040,000	4,356,329	(a)(b)
Total Capital Markets				99,648,738
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.150%	2/15/24	1,020,000	1,071,697
Blackstone Holdings Finance Co. LLC, Senior Notes	5.000%	6/15/44	500,000	651,711	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	400,000	495,929	(a)
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	450,000	457,976	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	380,000	387,343	(a)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	700,000	701,770	(a)
USAA Capital Corp., Senior Notes	1.500%	5/1/23	150,000	153,850	(a)
Vanguard Group Inc.	3.050%	8/22/50	8,550,000	7,853,175	(d)(e)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	1,440,000	1,911,226
Total Diversified Financial Services				13,684,677
Insurance — 0.7%
American International Group Inc., Senior Notes	4.500%	7/16/44	600,000	720,641
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	533,000	564,482
MetLife Inc., Senior Notes	4.050%	3/1/45	500,000	594,837
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	300,000	302,410	(a)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	23

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	$900,000	$1,157,125	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	9,440,000	9,606,812	(a)
Total Insurance				12,946,307
Total Financials				322,963,114
Health Care — 9.1%
Biotechnology — 2.8%
AbbVie Inc., Senior Notes	2.300%	11/21/22	6,890,000	7,114,625
AbbVie Inc., Senior Notes	2.600%	11/21/24	6,270,000	6,669,993
AbbVie Inc., Senior Notes	3.800%	3/15/25	2,060,000	2,268,521
AbbVie Inc., Senior Notes	3.600%	5/14/25	1,080,000	1,185,323
AbbVie Inc., Senior Notes	2.950%	11/21/26	1,450,000	1,568,852
AbbVie Inc., Senior Notes	3.200%	11/21/29	6,790,000	7,346,236
AbbVie Inc., Senior Notes	4.050%	11/21/39	7,710,000	8,866,243
AbbVie Inc., Senior Notes	4.250%	11/21/49	8,325,000	9,644,179
Amgen Inc., Senior Notes	3.625%	5/22/24	1,410,000	1,535,627
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	300,000	325,142
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	2,800,000	3,110,841
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	400,000	497,698
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	2,700,000	3,334,732
Total Biotechnology				53,468,012
Health Care Equipment & Supplies — 1.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	2,562,000	2,921,126
Abbott Laboratories, Senior Notes	4.750%	11/30/36	2,660,000	3,460,478
Abbott Laboratories, Senior Notes	4.900%	11/30/46	6,910,000	9,382,712
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	7,080,000	7,650,058
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	88,000	96,826
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	407,000	506,628
Medtronic Inc., Senior Notes	3.500%	3/15/25	218,000	240,252
Total Health Care Equipment & Supplies				24,258,080
Health Care Providers & Services — 2.9%
Anthem Inc., Senior Notes	3.650%	12/1/27	4,000,000	4,517,423
Cigna Corp., Senior Notes	3.750%	7/15/23	875,000	941,711
Cigna Corp., Senior Notes	4.125%	11/15/25	280,000	316,170
Cigna Corp., Senior Notes	4.375%	10/15/28	700,000	817,071
Cigna Corp., Senior Notes	4.800%	8/15/38	1,680,000	2,082,006

See Notes to Financial Statements.

24	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Cigna Corp., Senior Notes	4.900%	12/15/48	$6,560,000	$8,304,485
CVS Health Corp., Senior Notes	3.350%	3/9/21	160,000	160,090
CVS Health Corp., Senior Notes	3.700%	3/9/23	1,088,000	1,157,927
CVS Health Corp., Senior Notes	4.300%	3/25/28	1,128,000	1,299,218
CVS Health Corp., Senior Notes	5.125%	7/20/45	4,030,000	5,110,778
CVS Health Corp., Senior Notes	5.050%	3/25/48	4,380,000	5,540,698
CVS Health Corp., Senior Notes	4.250%	4/1/50	250,000	290,504
Humana Inc., Senior Notes	3.150%	12/1/22	170,000	176,871
Humana Inc., Senior Notes	3.950%	3/15/27	3,140,000	3,570,104
Humana Inc., Senior Notes	4.950%	10/1/44	2,470,000	3,099,307
Humana Inc., Senior Notes	4.800%	3/15/47	2,000,000	2,477,004
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	70,000	72,440
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	170,000	182,532
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	1,140,000	1,470,703
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	130,000	157,409
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	1,020,000	1,275,497
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	780,000	875,957
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	6,900,000	6,785,702
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	3,870,000	4,406,203
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	90,000	89,611
Total Health Care Providers & Services				55,177,421
Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	1,540,000	1,612,836
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	848,000	951,969
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	2,000,000	2,203,461
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	8,950,000	10,024,162
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	1,737,000	2,323,324
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	2,000,000	2,438,730
Johnson & Johnson, Senior Notes	0.550%	9/1/25	550,000	546,017
Johnson & Johnson, Senior Notes	0.950%	9/1/27	1,110,000	1,094,081
Pfizer Inc., Senior Notes	1.700%	5/28/30	150,000	148,177
Pfizer Inc., Senior Notes	2.550%	5/28/40	2,270,000	2,247,809
Pfizer Inc., Senior Notes	2.700%	5/28/50	14,700,000	14,042,504
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,430,000	1,403,187
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000	2,347,525
Total Pharmaceuticals				41,383,782
Total Health Care				174,287,295

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	25

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 5.9%
Aerospace & Defense — 3.1%
Boeing Co., Senior Notes	1.433%	2/4/24	$4,430,000	$4,438,177
Boeing Co., Senior Notes	2.500%	3/1/25	500,000	513,745
Boeing Co., Senior Notes	2.196%	2/4/26	2,150,000	2,154,882
Boeing Co., Senior Notes	3.100%	5/1/26	500,000	525,970
Boeing Co., Senior Notes	2.700%	2/1/27	570,000	585,619
Boeing Co., Senior Notes	2.800%	3/1/27	630,000	649,285
Boeing Co., Senior Notes	3.200%	3/1/29	1,960,000	2,015,816
Boeing Co., Senior Notes	5.150%	5/1/30	1,870,000	2,180,630
Boeing Co., Senior Notes	3.250%	2/1/35	3,150,000	3,102,474
Boeing Co., Senior Notes	5.705%	5/1/40	1,370,000	1,728,275
Boeing Co., Senior Notes	3.750%	2/1/50	860,000	839,854
Boeing Co., Senior Notes	5.805%	5/1/50	5,700,000	7,364,237
Boeing Co., Senior Notes	5.930%	5/1/60	1,200,000	1,578,669
General Dynamics Corp., Senior Notes	4.250%	4/1/40	80,000	97,965
General Dynamics Corp., Senior Notes	4.250%	4/1/50	7,150,000	8,909,198
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	880,000	920,920
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	5,000,000	6,270,825
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	4,810,000	5,142,249
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	4,150,000	5,671,328
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	1,360,000	1,526,205
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	110,000	126,910
Raytheon Technologies Corp., Senior Notes	3.125%	7/1/50	3,350,000	3,333,868
Total Aerospace & Defense				59,677,101
Airlines — 0.5%
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	7,700,000	7,717,022
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,500,000	1,493,978
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	150,000	160,257	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	150,000	166,656	(a)
Total Airlines				9,537,913
Building Products — 0.1%
Carrier Global Corp., Senior Notes	2.722%	2/15/30	760,000	786,214
Carrier Global Corp., Senior Notes	2.700%	2/15/31	110,000	113,559

See Notes to Financial Statements.

26	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Building Products — continued
Carrier Global Corp., Senior Notes	3.377%	4/5/40	$270,000	$280,705
Carrier Global Corp., Senior Notes	3.577%	4/5/50	110,000	113,501
Total Building Products				1,293,979
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	4.750%	5/15/23	164,000	177,625
Republic Services Inc., Senior Notes	2.500%	8/15/24	30,000	31,812
Waste Management Inc., Senior Notes	4.150%	7/15/49	800,000	956,357
Total Commercial Services & Supplies				1,165,794
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,270,000	2,360,853
Industrial Conglomerates — 0.8%
3M Co., Senior Notes	2.375%	8/26/29	500,000	522,812
3M Co., Senior Notes	3.050%	4/15/30	1,000,000	1,096,110
3M Co., Senior Notes	3.700%	4/15/50	4,400,000	5,028,307
General Electric Co., Senior Notes	3.450%	5/1/27	110,000	120,879
General Electric Co., Senior Notes	3.625%	5/1/30	230,000	251,256
General Electric Co., Senior Notes	5.875%	1/14/38	3,380,000	4,444,778
General Electric Co., Senior Notes	6.875%	1/10/39	1,740,000	2,485,691
General Electric Co., Senior Notes	4.250%	5/1/40	230,000	255,745
General Electric Co., Senior Notes	4.350%	5/1/50	290,000	323,066
Total Industrial Conglomerates				14,528,644
Machinery — 0.3%
Deere & Co., Senior Notes	3.750%	4/15/50	4,240,000	4,999,561
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	250,000	260,992
Total Machinery				5,260,553
Road & Rail — 0.5%
Norfolk Southern Corp., Senior Notes	3.850%	1/15/24	250,000	270,025
Union Pacific Corp., Senior Notes	3.750%	7/15/25	860,000	960,011
Union Pacific Corp., Senior Notes	2.150%	2/5/27	590,000	620,546
Union Pacific Corp., Senior Notes	3.950%	9/10/28	2,110,000	2,424,312
Union Pacific Corp., Senior Notes	3.839%	3/20/60	3,270,000	3,656,770
Union Pacific Corp., Senior Notes	3.750%	2/5/70	1,680,000	1,824,276
Total Road & Rail				9,755,940
Trading Companies & Distributors — 0.0%††
Air Lease Corp., Senior Notes	3.375%	7/1/25	550,000	585,266
Transportation Infrastructure — 0.4%
DP World PLC, Senior Notes	5.625%	9/25/48	7,000,000	8,358,910	(a)
Total Industrials				112,524,953

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	27

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 3.9%
Communications Equipment — 0.1%
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	$1,090,000	$1,422,175
IT Services — 2.0%
Mastercard Inc., Senior Notes	3.950%	2/26/48	12,000,000	14,203,637
Mastercard Inc., Senior Notes	3.850%	3/26/50	8,260,000	9,721,021
Visa Inc., Senior Notes	2.700%	4/15/40	11,000,000	11,223,114
Visa Inc., Senior Notes	4.300%	12/14/45	2,460,000	3,090,634
Total IT Services				38,238,406
Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials Inc., Senior Notes	1.750%	6/1/30	2,190,000	2,172,694
Broadcom Inc., Senior Notes	4.700%	4/15/25	1,180,000	1,332,676
Broadcom Inc., Senior Notes	4.150%	11/15/30	1,760,000	1,947,803
Intel Corp., Senior Notes	4.750%	3/25/50	3,900,000	5,081,342
Micron Technology Inc., Senior Notes	2.497%	4/24/23	490,000	510,842
NVIDIA Corp., Senior Notes	3.500%	4/1/50	6,220,000	6,761,682
NVIDIA Corp., Senior Notes	3.700%	4/1/60	2,150,000	2,408,507
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	180,000	178,118
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	3,000,000	3,532,697
Total Semiconductors & Semiconductor Equipment				23,926,361
Software — 0.0%††
Microsoft Corp., Senior Notes	3.300%	2/6/27	410,000	457,841
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.450%	8/4/26	1,700,000	1,811,268
Apple Inc., Senior Notes	2.650%	5/11/50	8,000,000	7,537,090
Total Technology Hardware, Storage & Peripherals				9,348,358
Total Information Technology				73,393,141
Materials — 2.7%
Chemicals — 0.0%††
OCP SA, Senior Notes	4.500%	10/22/25	720,000	776,639	(a)
Metals & Mining — 1.8%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	280,000	305,789	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	4,200,000	4,768,758	(a)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	110,000	116,804
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	7,000,000	9,109,599
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	1,000,000	1,371,324

See Notes to Financial Statements.

28	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	$1,000,000	$1,406,775
Glencore Finance Canada Ltd., Senior Notes	4.950%	11/15/21	490,000	505,402	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	490,000	534,499	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	9,380,000	11,821,015
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,639,000	3,597,300
Total Metals & Mining				33,537,265
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	5.500%	4/30/49	7,500,000	8,820,000	(a)
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	6,880,000	8,206,154
Total Paper & Forest Products				17,026,154
Total Materials				51,340,058
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	1,910,000	2,033,892	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	400,000	419,949	(a)
Total Real Estate				2,453,841
Utilities — 5.5%
Electric Utilities — 5.5%
Duke Energy Indiana LLC, Senior Notes	3.250%	10/1/49	700,000	719,872
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	9,960,000	10,947,607
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	18,093,000	24,914,520
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	13,220,000	15,754,859
MidAmerican Energy Co.	3.950%	8/1/47	4,231,000	4,940,336
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	1,220,000	1,223,340
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	1,610,000	1,603,170
Pacific Gas and Electric Co., Secured Bonds	3.500%	8/1/50	580,000	525,841
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	17,710,000	20,651,543	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	6.150%	5/21/48	19,750,000	24,253,000	(a)
Total Utilities				105,534,088
Total Corporate Bonds & Notes (Cost — $1,178,824,729)				1,253,734,902

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	29

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 13.1%
Brazil — 0.2%
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	$3,610,000	$3,542,475
Colombia — 2.2%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	12,540,000	14,487,086
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	25,000,000	27,919,875
Total Colombia				42,406,961
Indonesia — 2.7%
Indonesia Government International Bond, Senior Notes	3.375%	4/15/23	2,260,000	2,378,616	(i)
Indonesia Government International Bond, Senior Notes	3.375%	4/15/23	2,300,000	2,420,716	(a)
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	2,000,000	2,207,450	(a)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	41,000,000	44,566,938
Total Indonesia				51,573,720
Israel — 0.6%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	6,750,000	7,209,844
State of Israel, Senior Notes	3.375%	1/15/50	4,000,000	4,036,632
Total Israel				11,246,476
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	4,290,000	5,285,490	(a)
Mexico — 3.0%
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	53,270,000	56,562,352
Panama — 0.7%
Panama Government International Bond, Senior Notes	4.500%	5/15/47	7,500,000	8,376,038
Panama Government International Bond, Senior Notes	4.500%	4/1/56	3,900,000	4,310,514
Total Panama				12,686,552

See Notes to Financial Statements.

30	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Peru — 0.5%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	$520,000	$719,838
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	7,040,000	9,675,037
Total Peru				10,394,875
Qatar — 1.8%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	28,700,000	35,485,943	(a)
Russia — 0.3%
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	4,200,000	5,309,837	(i)
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	8,000,000	9,149,960	(a)
Uruguay — 0.3%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	3,000,000	3,469,725
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	2,000,000	2,476,110
Total Uruguay				5,945,835
Total Sovereign Bonds (Cost — $224,688,705)				249,590,476
Asset-Backed Securities — 6.4%
AGL Core CLO 8 Ltd., 2020-8A A1 (3 mo. USD LIBOR + 1.500%)	1.724%	10/20/31	1,860,000	1,866,735	(a)(b)
Ballyrock CLO Ltd., 2018-1A A1 (3 mo. USD LIBOR + 1.000%)	1.224%	4/20/31	2,530,000	2,530,896	(a)(b)
Benefit Street Partners CLO IV Ltd., 2014- IVA ARRR (3 mo. USD LIBOR + 1.180%)	1.368%	1/20/32	1,000,000	1,002,500	(a)(b)(j)
BlueMountain CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR + 1.000%)	1.224%	4/20/31	3,000,000	3,002,121	(a)(b)
BlueMountain CLO XXVIII Ltd., 2021-28A A (3 mo. USD LIBOR + 1.260%)	1.448%	4/15/34	9,440,000	9,463,600	(a)(b)(k)
Carlyle Global Market Strategies CLO Ltd., 2013-4A CRR (3 mo. USD LIBOR + 1.750%)	1.991%	1/15/31	500,000	476,578	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR + 1.050%)	1.263%	7/27/31	1,983,665	1,985,873	(a)(b)
Carlyle US CLO Ltd., 2017-1A A1A (3 mo. USD LIBOR + 1.300%)	1.524%	4/20/31	1,739,954	1,742,423	(a)(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	31

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	1.924%	4/20/29	$3,000,000	$3,000,000	(a)(b)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	2.091%	10/15/31	1,160,000	1,164,374	(a)(b)
CIFC Funding Ltd., 2017-1A AR (3 mo. USD LIBOR + 1.010%)	1.234%	4/23/29	3,000,000	3,003,294	(a)(b)
Dryden 75 CLO Ltd., 2019-75A AR (3 mo. USD LIBOR + 1.200%)	1.441%	7/15/30	2,390,000	2,390,000	(a)(b)
Dryden 75 CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR + 1.040%)	1.228%	4/15/34	2,390,000	2,390,000	(a)(b)(k)
Galaxy CLO Ltd., 2013-15A BR (3 mo. USD LIBOR + 1.600%)	1.841%	10/15/30	2,500,000	2,498,780	(a)(b)
GoldenTree Loan Opportunities IX Ltd., 2014-9A AR2 (3 mo. USD LIBOR + 1.110%)	1.322%	10/29/29	1,250,000	1,251,993	(a)(b)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.010%)	1.251%	4/15/31	4,000,000	4,004,180	(a)(b)
Greywolf CLO IV Ltd., 2019-1A A1 (3 mo. USD LIBOR + 1.370%)	1.593%	4/17/30	21,080,000	21,080,011	(a)(b)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	1.298%	7/25/27	828,738	829,435	(a)(b)
HalseyPoint CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	1.568%	1/20/33	660,000	662,063	(a)(b)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	1.629%	11/30/32	700,000	704,173	(a)(b)
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	1,500,000	1,507,500	(a)
Jamestown CLO IV Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	1.587%	7/15/26	1,674,507	1,671,565	(a)(b)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	1.474%	1/20/29	3,500,000	3,506,191	(a)(b)
KKR CLO 16 Ltd., 16 A2R (3 mo. USD LIBOR + 1.800%)	2.024%	1/20/29	1,420,000	1,432,294	(a)(b)
KKR CLO 18 Ltd., 18 A (3 mo. USD LIBOR + 1.270%)	1.496%	7/18/30	2,750,000	2,757,928	(a)(b)
KKR CLO 32 Ltd., 32A A1 (3 mo. USD LIBOR + 1.320%)	1.508%	1/15/32	1,470,000	1,475,964	(a)(b)
LCM XXIV Ltd., 24A A (3 mo. USD LIBOR + 1.310%)	1.534%	3/20/30	1,250,000	1,250,000	(a)(b)
MKS CLO Ltd., 2017-2A A (3 mo. USD LIBOR + 1.190%)	1.414%	1/20/31	2,250,000	2,258,617	(a)(b)

See Notes to Financial Statements.

32	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	1.824%	10/20/30	$2,680,000	$2,700,751	(a)(b)
Ocean Trails CLO IX, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	2.153%	10/15/29	5,030,000	5,049,441	(a)(b)
Octagon Investment Partners XXI Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	1.194%	2/14/31	10,940,000	10,946,652	(a)(b)
OHA Credit Funding 7 Ltd., 2020-7A A (3 mo. USD LIBOR + 1.250%)	1.475%	10/19/32	1,260,000	1,262,001	(a)(b)
Owl Rock CLO III Ltd., 2020-3A A1L (3 mo. USD LIBOR + 1.800%)	2.024%	4/20/32	2,790,000	2,795,081	(a)(b)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	1.875%	10/13/29	2,500,000	2,508,230	(a)(b)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	1.518%	10/25/32	3,150,000	3,154,734	(a)(b)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	1.131%	4/15/29	1,750,000	1,748,070	(a)(b)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	1.951%	6/7/30	3,000,000	3,004,095	(a)(b)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	1.391%	10/15/31	3,000,000	3,005,679	(a)(b)
Whitebox CLO I Ltd., 2019-1A ANA (3 mo. USD LIBOR + 1.410%)	1.628%	7/24/32	2,500,000	2,504,540	(a)(b)
Whitebox CLO II Ltd., 2020-2A A1 (3 mo. USD LIBOR + 1.750%)	1.992%	10/24/31	2,860,000	2,873,059	(a)(b)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	1.731%	7/15/32	510,000	510,977	(a)(b)
Total Asset-Backed Securities (Cost — $122,652,779)				122,972,398
U.S. Government & Agency Obligations — 1.0%
U.S. Government Obligations — 1.0%
U.S. Treasury Bonds	3.000%	2/15/48	1,070,000	1,269,037	(l)
U.S. Treasury Bonds	2.250%	8/15/49	370,000	380,753
U.S. Treasury Bonds	1.250%	5/15/50	5,240,000	4,233,347
U.S. Treasury Bonds	1.375%	8/15/50	9,215,000	7,695,965
U.S. Treasury Notes	2.500%	2/15/22	50,000	51,163
U.S. Treasury Notes	0.250%	11/15/23	115,000	115,050
U.S. Treasury Notes	0.250%	6/30/25	360,000	354,853
U.S. Treasury Notes	0.250%	9/30/25	310,000	304,539
U.S. Treasury Notes	0.375%	11/30/25	920,000	907,170
U.S. Treasury Notes	0.375%	1/31/26	490,000	482,114

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	33

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.500%	10/31/27	$180,000	$173,454
U.S. Treasury Notes	0.625%	11/30/27	305,000	295,975
U.S. Treasury Notes	0.625%	12/31/27	530,000	513,727
U.S. Treasury Notes	0.625%	5/15/30	1,350,000	1,264,834
U.S. Treasury Notes	0.875%	11/15/30	760,000	724,850
Total U.S. Government & Agency Obligations (Cost — $20,139,058)				18,766,831
Total Investments before Short-Term Investments (Cost — $1,546,305,271)				1,645,064,607
Short-Term Investments — 10.0%
U.S. Government Agencies — 7.8%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $149,984,021)	0.030%	5/5/21	150,000,000	149,991,874	(m)

			Shares
Overnight Deposits — 2.2%
BNY Mellon Cash Reserve Fund (Cost — $41,290,460)	0.010%		41,290,460	41,290,460
Total Short-Term Investments (Cost — $191,274,481)				191,282,334
Total Investments — 96.1% (Cost — $1,737,579,752)				1,836,346,941
Other Assets in Excess of Liabilities — 3.9%				75,465,918
Total Net Assets — 100.0%				$1,911,812,859

See Notes to Financial Statements.

34	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	The coupon payment on this security is currently in default as of February 28, 2021.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of February 28, 2021.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(j)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2021, the total market value of investments in Affiliated Companies was $1,002,500 and the cost was $1,000,000 (Note 6).

(k)	Securities traded on a when-issued or delayed delivery basis.

(l)	All or a portion of this security is held at the broker as collateral for open swap contracts.

(m)	Rate shown represents yield-to-maturity.

Abbreviation(s) used in this schedule:

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At February 28, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 2-Year Notes	187	6/21	$41,319,372	$41,283,172	$36,200
U.S. Treasury 5-Year Notes	83	6/21	10,357,567	10,289,406	68,161
U.S. Treasury 10-Year Notes	1,342	6/21	180,777,250	178,108,562	2,668,688

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	35

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series C Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell continued
U.S. Treasury Long-Term Bonds	4,239	6/21	$682,131,057	$674,928,281	$7,202,776
U.S. Treasury Ultra Long- Term Bonds	746	6/21	142,909,929	141,040,625	1,869,304
Net unrealized appreciation on open futures contracts					$11,845,129

At February 28, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
$63,865,000	11/30/24	0.250% semi-annually	3-Month LIBOR quarterly	$19,100	$824,936

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received) (Depreciation)	Unrealized Appreciation
Markit CDX.NA.IG.34 Index	$629,632,000	6/20/25	1.000% quarterly	$ 9,855,148	$(2,631,572)	$12,486,720
Markit CDX.NA.IG.35 Index	1,201,773,000	12/20/25	1.000% quarterly	25,164,331	27,514,272	(2,349,941)
Total	$1,831,405,000			$35,019,479	$24,882,700	$10,136,779

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

36	Western Asset SMASh Series C Fund 2021 Annual Report

Western Asset SMASh Series C Fund

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	37

Statement of assets and liabilities

February 28, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,736,579,752)	$1,835,344,441
Investments in affiliated securities, at value (Cost — $1,000,000)	1,002,500
Deposits with brokers for centrally cleared swap contracts	53,117,845
Deposits with brokers for open futures contracts	24,670,376
Interest receivable	16,136,080
Receivable for Fund shares sold	4,973,429
Receivable from investment manager	54,915
Prepaid expenses	33,906
Total Assets	1,935,333,492

Liabilities:
Payable for securities purchased	11,830,000
Payable to broker — net variation margin on open futures contracts	6,914,415
Payable for Fund shares repurchased	4,411,002
Payable to broker — net variation margin on centrally cleared swap contracts	160,857
Due to custodian	132,561
Trustees’ fees payable	4,325
Accrued expenses	67,473
Total Liabilities	23,520,633
Total Net Assets	$1,911,812,859

Net Assets:
Par value (Note 5)	$1,974
Paid-in capital in excess of par value	1,839,053,985
Total distributable earnings (loss)	72,756,900
Total Net Assets	$1,911,812,859

Shares Outstanding	197,409,499

Net Asset Value	$9.68

See Notes to Financial Statements.

38	Western Asset SMASh Series C Fund 2021 Annual Report

Statement of operations

For the Year Ended February 28, 2021

Investment Income:
Interest from unaffiliated investments	$52,676,692
Interest from affiliated investments	19,408
Less: Foreign taxes withheld	(230,207)
Total Investment Income	52,465,893

Expenses:
Registration fees	99,434
Fund accounting fees	87,328
Legal fees	42,048
Transfer agent fees	40,167
Audit and tax fees	39,272
Commodity pool reports	30,000
Trustees’ fees	29,999
Commitment fees (Note 7)	25,679
Shareholder reports	21,248
Custody fees	18,233
Insurance	17,355
Interest expense	3,698
Miscellaneous expenses	19,580
Total Expenses	474,041
Less: Fee waivers and/or expense reimbursements (Note 2)	(474,041)
Net Expenses	—
Net Investment Income	52,465,893

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	3,134,610
Futures contracts	39,569,203
Written options	10,354,203
Swap contracts	9,011,356
Net Realized Gain	62,069,372
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(26,790,550)
Investments in affiliated securities	1,800
Futures contracts	30,168,264
Swap contracts	19,622,832
Change in Net Unrealized Appreciation (Depreciation)	23,002,346
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	85,071,718
Increase in Net Assets From Operations	$137,537,611

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	39

Statements of changes in net assets

For the Year Ended February 28, 2021 and the Year Ended February 29, 2020	2021	2020

Operations:
Net investment income	$52,465,893	$41,877,002
Net realized gain (loss)	62,069,372	(60,552,135)
Change in net unrealized appreciation (depreciation)	23,002,346	101,566,087
Increase in Net Assets From Operations	137,537,611	82,890,954

Distributions to Shareholders From (Note 1):
Total distributable earnings	(68,493,343)	(46,548,078)
Decrease in Net Assets From Distributions to Shareholders	(68,493,343)	(46,548,078)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	1,262,722,414	430,863,620
Cost of shares repurchased	(663,481,766)	(163,445,022)
Increase in Net Assets From Fund Share Transactions	599,240,648	267,418,598
Increase in Net Assets	668,284,916	303,761,474

Net Assets:
Beginning of year	1,243,527,943	939,766,469
End of year	$1,911,812,859	$1,243,527,943

See Notes to Financial Statements.

40	Western Asset SMASh Series C Fund 2021 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2021[1]	2020[1,2]	2019[1]	2018[1]	2017[1,3]	2016[1,4]

Net asset value, beginning of year	$9.66	$9.30	$9.74	$9.71	$9.74	$9.68

Income (loss) from operations:
Net investment income	0.26	0.37	0.39	0.34	0.12	0.36
Net realized and unrealized gain (loss)	0.11	0.40	(0.22)	0.08	(0.03)	0.22
Total income from operations	0.37	0.77	0.17	0.42	0.09	0.58

Less distributions from:
Net investment income	(0.35)	(0.41)	(0.43)	(0.35)	(0.12)	(0.36)
Net realized gains	—	—	(0.18)	(0.04)	—	(0.16)
Total distributions	(0.35)	(0.41)	(0.61)	(0.39)	(0.12)	(0.52)

Net asset value, end of year	$9.68	$9.66	$9.30	$9.74	$9.71	$9.74
Total return[5]	3.98%	8.36%	1.92%	4.29%	1.09%	6.31%

Net assets, end of year (millions)	$1,912	$1,244	$940	$864	$583	$536

Ratios to average net assets:
Gross expenses[6]	0.03%	0.03%	0.04%	0.04%	0.05%[7]	0.05%
Net expenses[8,9]	0.00	0.00	0.00	0.00	0.00 [7]	0.00
Net investment income	2.80	3.81	4.13	3.49	3.68 [7]	3.78

Portfolio turnover rate	13%	15%	23%	21%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period November 1, 2016 through February 28, 2017.

[4]	For the year ended October 31.

[5]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[7]	Annualized.

[8]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2021 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the

42	Western Asset SMASh Series C Fund 2021 Annual Report

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset SMASh Series C Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$315,109,939	$7,853,175	$322,963,114
Other Corporate Bonds & Notes	—	930,771,788	—	930,771,788
Sovereign Bonds	—	249,590,476	—	249,590,476
Asset-Backed Securities	—	122,972,398	—	122,972,398
U.S. Government & Agency Obligations	—	18,766,831	—	18,766,831
Total Long-Term Investments	—	1,637,211,432	7,853,175	1,645,064,607
Short-Term Investments†:
U.S. Government Agencies	—	149,991,874	—	149,991,874
Overnight Deposits	—	41,290,460	—	41,290,460
Total Short-Term Investments	—	191,282,334	—	191,282,334
Total Investments	—	$1,828,493,766	$7,853,175	$1,836,346,941
Other Financial Instruments:
Futures Contracts	$11,845,129	—	—	$11,845,129
Centrally Cleared Interest Rate Swaps	—	$824,936	—	824,936
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	12,486,720	—	12,486,720
Total Other Financial Instruments	$11,845,129	$13,311,656	—	$25,156,785
Total	$11,845,129	$1,841,805,422	$7,853,175	$1,861,503,726

44	Western Asset SMASh Series C Fund 2021 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	$2,349,941	—	$2,349,941

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

Western Asset SMASh Series C Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

46	Western Asset SMASh Series C Fund 2021 Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2021, the total notional value of all credit default swaps to sell protection was $1,831,405,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit

Western Asset SMASh Series C Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

48	Western Asset SMASh Series C Fund 2021 Annual Report

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset SMASh Series C Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit

50	Western Asset SMASh Series C Fund 2021 Annual Report

related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset SMASh Series C Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

52	Western Asset SMASh Series C Fund 2021 Annual Report

During the year ended February 28, 2021, fees waived and/or expenses reimbursed amounted to $474,041.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$720,417,390	$29,567,917
Sales	181,666,020	16,789,573

At February 28, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,744,228,207	$106,782,328	$(14,663,594)	$92,118,734
Futures contracts	—	11,845,129	—	11,845,129
Swap contracts	24,901,800	13,311,656	(2,349,941)	10,961,715

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$11,845,129	—	$11,845,129
Centrally cleared swap contracts[3]	824,936	$12,486,720	13,311,656
Total	$12,670,065	$12,486,720	$25,156,785

Western Asset SMASh Series C Fund 2021 Annual Report	53

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Credit Risk
Centrally cleared swap contracts[3]	$2,349,941

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(195,358)	$(6,287,385)	$(6,482,743)
Futures contracts	39,569,203	—	39,569,203
Written options	—	10,354,203	10,354,203
Swap contracts	(4,411,257)	13,422,613	9,011,356
Total	$34,962,588	$17,489,431	$52,452,019

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(182,816)	$(660,723)	$(843,539)
Futures contracts	30,168,264	—	30,168,264
Swap contracts	3,405,055	16,217,777	19,622,832
Total	$33,390,503	$15,557,054	$48,947,557

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

54	Western Asset SMASh Series C Fund 2021 Annual Report

During the year ended February 28, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,801,731
Written options†	122,189
Futures contracts (to buy)†	7,510,050
Futures contracts (to sell)	1,007,009,229

Average Notional Balance
Interest rate swap contracts	$61,619,615
Credit default swap contracts (to sell protection)	1,668,366,385

†	At February 28, 2021, there were no open positions held in this derivative.

5. Shares of beneficial interest

At February 28, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	138,174,878	44,582,825
Shares repurchased	(69,484,973)	(16,929,794)
Net increase	68,689,905	27,653,031

6. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in securities issued by Benefit Street Partners, a wholly-owned subsidiary of Franklin Resources. The following company was considered an

Western Asset SMASh Series C Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

affiliated company for all or some portion of the year ended February 28, 2021. The following transactions were effected in such company for the year ended February 28, 2021.

	Affiliate Value at February 29, 2020	Purchased		Sold
		Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR	$1,000,700	—	—	$1,000,000	1,000,000
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	—	$1,000,000	1,000,000	—	—
	$1,000,700	$1,000,000		$1,000,000

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2021
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR	—	$19,408	$(700)	—
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	—	—	2,500	$1,002,500
	—	$19,408	$1,800	$1,002,500

7. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $220 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15%

56	Western Asset SMASh Series C Fund 2021 Annual Report

incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended February 28, 2021.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$68,493,343	$46,548,078

As of February 28, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,651,530
Deferred capital losses*	(33,791,131)
Other book/tax temporary differences(a)	(12,029,077)
Unrealized appreciation (depreciation)(b)	114,925,578
Total distributable earnings (loss) — net	$72,756,900

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the accrual of interest income on securities in default.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Western Asset SMASh Series C Fund 2021 Annual Report	57

Notes to financial statements (cont’d)

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

58	Western Asset SMASh Series C Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series C Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series C Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the four years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the four years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of February 28, 2017 and for the period November 1, 2016 through February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 20, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series C Fund 2021 Annual Report	59

Statement regarding liquidity risk management program

(unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s

60	Western Asset SMASh Series C Fund

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset SMASh Series C Fund	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series C Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

62	Western Asset SMASh Series C Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset SMASh Series C Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

64	Western Asset SMASh Series C Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset SMASh Series C Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

66	Western Asset SMASh Series C Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset SMASh Series C Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

68	Western Asset SMASh Series C Fund

Western Asset

SMASh Series C Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company,

LLC

Western Asset Management Company

Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series C Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series C Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series C Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/smashfunds

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/smashfunds

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010549 4/21 SR21-4126

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 29, 2020 and February 28, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $147,417 in February 29, 2020 and $199,262 in February 28, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 29, 2020 and $0 in February 28, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 29, 2020 and $0 in February 28, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 29, 2020 and $0 in February 28, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 29, 2020 and February 28, 2021; Tax Fees were 100% and 100% for February 29, 2020 and February 28, 2021; and Other Fees were 100% and 100% for February 29, 2020 and February 28, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $582,301 in February 29, 2020 and $773,011 in February 28, 2021.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:    April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:    April 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci Principal Financial

Date:    April 26, 2021